                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         Variable Life Insurance Policy
                                   (Destiny)

                        Supplement dated April 28, 2008
                      to the Prospectus dated May 1, 2004

                                Flexible Premium
                        Variable Life Insurance Policies
                  (Variable Universal Life/Executive Benefit)

                        Supplement dated April 28, 2008
                     to the Prospectuses dated May 1, 2002

                    Flexible Premium Joint and Last Survivor
                         Variable Life Insurance Policy

                        Supplement dated April 28, 2008
                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)

                        Supplement dated April 28, 2008
                     to the Prospectuses dated May 1, 2000

     This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

     General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE UNDERLYING FUND PROSPECTUSES ARE ATTACHED. INCLUDED ARE PROSPECTUSES FOR THE RUSSELL INVESTMENT FUNDS, WHICH MAY NOT BE AVAILABLE UNDER YOUR POLICY. PLEASE READ THE PROSPECTUSES CAREFULLY AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE COMPANY

     General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:


Premium Payments                       General American
                                       P.O. Box 790201
                                       St. Louis, MO 63179-0201

Payment Inquires and                   General American
Correspondence                         Remittance Processing
                                       18210 Crane Nest Drive
                                       Tampa, FL 33647
                                       (800) 638-9294

Beneficiary and Ownership              General American
Changes                                P. O. Box 990059
                                       Hartford, CT 06199-0059

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 990090
Division Transfers                     Hartford, CT 06199-0090

Death Claims                           General American
                                       P.O. Box 990090
                                       Hartford, CT 06199-0090

All Telephone                          (800) 638-9294
Transactions and Inquiries

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

     If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

     THE SEPARATE ACCOUNT. The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

     The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.

NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO DESTINY OR EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

AMERICAN FUNDS INSURANCE SERIES(R)  Adviser: Capital Research and Management
                                    Company

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
American Funds Global            N/A             Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth            N/A             Capital appreciation through stocks.
Fund

American Funds Growth-           N/A             Capital appreciation and income.
Income Fund

FIDELITY(R) VARIABLE INSURANCE
PRODUCTS                         ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Equity-Income                                    Reasonable income. The fund will also
Portfolio                                        consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield of
                                                 securities comprising the Standard & Poor's
                                                 500(SM) Index (S&P 500(R)).

Mid Cap Portfolio                                Long-term growth of capital.

J.P. MORGAN SERIES TRUST II      ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
JPMorgan Bond                    N/A             To provide high total return consistent with
Portfolio                                        moderate risk of capital and maintenance of
                                                 liquidity.

JPMorgan Small Company           N/A             To provide high total return from a
Portfolio                                        portfolio of small company stocks.

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Clarion Global Real     ING Clarion Real         To provide total return through investment
Estate Portfolio        Estate Securities,       in real estate securities, emphasizing both
(formerly Neuberger     L.P.(1)                  capital appreciation and current income.
Berman Real Estate
Portfolio)

Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Lazard Mid Cap          Lazard Asset             Long-term growth of capital.
Portfolio               Management, LLC

Legg Mason Partners     ClearBridge Advisors,    Capital appreciation.
Aggressive Growth       LLC
Portfolio

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

Lord Abbett Growth and  Lord, Abbett & Co. LLC   Long-term growth of capital and income
Income Portfolio                                 without excessive fluctuation in market
                                                 value.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Lord Abbett Mid Cap     Lord, Abbett & Co. LLC   Capital appreciation through investments,
Value Portfolio                                  primarily in equity securities, which are
                                                 believed to be undervalued in the
                                                 marketplace.

Met/AIM Small Cap       Invesco Aim Capital      Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS(R) Research         Massachusetts            Capital appreciation
International           Financial Services
Portfolio               Company

Oppenheimer Capital     OppenheimerFunds, Inc.   Capital appreciation.
Appreciation Portfolio

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

RCM Technology          RCM Capital Management   Capital appreciation; no consideration is
Portfolio               LLC                      given to income.

T. Rowe Price Mid Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------

BlackRock Aggressive    BlackRock Advisors,      Maximum capital appreciation.
Growth Portfolio        LLC

BlackRock Bond Income   BlackRock Advisors,      A competitive total return primarily from
Portfolio               LLC                      investing in fixed-income securities.

BlackRock Diversified   BlackRock Advisors,      High total return while attempting to limit
Portfolio               LLC                      investment risk and preserve capital.

BlackRock Large Cap     BlackRock Advisors,      Long-term growth of capital.
Value Portfolio         LLC

BlackRock Legacy Large  BlackRock Advisors,      Long-term growth of capital.
Cap Growth Portfolio    LLC

BlackRock Money Market  BlackRock Advisors,      A high level of current income consistent
Portfolio(2)            LLC                      with preservation of capital.

BlackRock Strategic     BlackRock Advisors,      High total return, consisting principally of
Value Portfolio         LLC                      capital appreciation.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(3)

FI Mid Cap              Pyramis Global           Long-term growth of capital.
Opportunities           Advisors, LLC(4)
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Julius Baer             Julius Baer Investment   Long-term growth of capital.
International Stock     Management LLC(5)
Portfolio (formerly FI
International Stock
Portfolio)

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Lehman Brothers(R)      MetLife Investment       To equal the performance of the Lehman
Aggregate Bond Index    Advisors Company, LLC    Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   MetLife Investment       To equal the performance of the Standard &
Index Portfolio         Advisors Company, LLC    Poor's Mid Cap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     MetLife Investment       To equal the performance of the Standard &
Portfolio               Advisors Company, LLC    Poor's 500 Composite Stock Price Index.

MFS(R) Total Return     Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

MFS(R) Value Portfolio  Massachusetts            Capital appreciation and reasonable income.
(formerly Harris        Financial Services
Oakmark Large Cap       Company(6)
Value Portfolio)

Morgan Stanley EAFE(R)  MetLife Investment       To equal the performance of the MSCI EAFE
Index Portfolio         Advisors Company, LLC    Index.

Neuberger Berman Mid    Neuberger Berman         Capital growth.
Cap Value Portfolio     Management Inc.

Russell 2000(R) Index   MetLife Investment       To equal the return of the Russell 2000
Portfolio               Advisors Company, LLC    Index.

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.

Western Asset           Western Asset            To maximize total return consistent with
Management U.S.         Management Company       preservation of capital and maintenance of
Government Portfolio                             liquidity.

RUSSELL INVESTMENT FUNDS                   ADVISER: FRANK RUSSELL INVESTMENT
                                           MANAGEMENT COMPANY

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Aggressive Equity Fund  Multiple sub-advisers    To provide long term capital growth.
Core Bond Fund          Multiple sub-advisers    To provide current income, and as a
                                                 secondary objective, capital appreciation.
Multi-Style Equity      Multiple sub-advisers    To provide long-term capital growth.
  Fund
Non-U.S. Fund           Multiple sub-advisers    To provide long-term capital growth.

VAN ECK WORLDWIDE INSURANCE TRUST        ADVISER: VAN ECK ASSOCIATES CORPORATION

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Worldwide Emerging               N/A             Long-term capital appreciation by investing
Markets Fund                                     primarily in equity securities in emerging
                                                 markets around the world.

Worldwide Hard Assets            N/A             Long-term capital appreciation by investing
Fund                                             primarily in hard asset securities. Income
                                                 is a secondary consideration.

---------------

(1) Prior to April 28, 2008, Neuberger Berman Management Inc. was the sub-adviser to the Portfolio.
(2) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.
(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.
(4) Prior to April 28, 2008, Fidelity Management & Research Company was the sub-adviser to the Portfolio.
(5) Prior to January 7, 2008, Fidelity Management & Research Company was the sub-adviser to the Portfolio.
(6) Prior to January 7, 2008, Harris Associates L.P. was the sub-adviser to the Portfolio.

FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES ATTACHED AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

OTHER FUNDS AND SHARE CLASSES

     The Russell Investment Funds may not be available under your Policy, even though they are described in the attached Fund prospectuses. The Real Estate Securities Fund described in the Russell Investment Funds prospectus is not available under any Policy.

     Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For Fidelity Variable Insurance Products and the Van Eck Worldwide Insurance Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series, we offer Class 2 shares.

CHARGES AND DEDUCTIONS

     The following table describes the annual operating expenses for each Fund for the year ended December 31, 2007, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                             DISTRIBUTION               ACQUIRED      TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                AND/OR                  FUND FEES    ANNUAL      WAIVER AND/OR      ANNUAL
                               MANAGEMENT   SERVICE(12B-1)    OTHER        AND      OPERATING       EXPENSE       OPERATING
                                  FEE            FEES        EXPENSES   EXPENSES*   EXPENSES     REIMBURSEMENT    EXPENSES**
                               ----------   --------------   --------   ---------   ---------   ---------------   ----------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Global Small
  Capitalization Fund........    0.70%           0.25%        0.03%          --       0.98%             --            0.98%
American Funds Growth Fund...    0.32%           0.25%        0.01%          --       0.58%             --            0.58%
American Funds Growth-Income
  Fund.......................    0.26%           0.25%        0.01%          --       0.52%             --            0.52%
FIDELITY(R) VARIABLE
  INSURANCE
  PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio......    0.46%             --         0.09%          --       0.55%             --            0.55%
Mid Cap Portfolio............    0.56%             --         0.11%          --       0.67%             --            0.67%
J.P. MORGAN SERIES TRUST II
JPMorgan Bond Portfolio......    0.30%             --         0.48%        0.01%      0.79%           0.18%           0.61%(1)
JPMorgan Small Company
  Portfolio..................    0.60%             --         0.55%        0.01%      1.16%           0.07%           1.09%(2)
MET INVESTORS SERIES TRUST
   -- CLASS A
Clarion Global Real Estate
  Portfolio..................    0.61%             --         0.04%          --       0.65%             --            0.65%
Harris Oakmark International
  Portfolio..................    0.77%             --         0.09%          --       0.86%             --            0.86%
Lazard Mid Cap Portfolio.....    0.69%             --         0.07%          --       0.76%             --            0.76%
Legg Mason Partners
  Aggressive Growth
  Portfolio..................    0.62%             --         0.05%          --       0.67%             --            0.67%
Lord Abbett Bond Debenture
  Portfolio..................    0.49%             --         0.05%          --       0.54%             --            0.54%
Lord Abbett Growth and Income
  Portfolio..................    0.49%             --         0.03%          --       0.52%             --            0.52%
Lord Abbett Mid Cap Value
  Portfolio..................    0.67%             --         0.08%          --       0.75%             --            0.75%
Met/AIM Small Cap Growth
  Portfolio..................    0.86%             --         0.06%          --       0.92%             --            0.92%
MFS(R)Research International
  Portfolio..................    0.70%             --         0.09%          --       0.79%             --            0.79%
Oppenheimer Capital
  Appreciation Portfolio.....    0.58%             --         0.04%          --       0.62%             --            0.62%
PIMCO Total Return
  Portfolio..................    0.48%             --         0.04%          --       0.52%             --            0.52%(3)
RCM Technology Portfolio.....    0.88%             --         0.09%          --       0.97%             --            0.97%
T. Rowe Price Mid Cap Growth
  Portfolio..................    0.75%             --         0.05%          --       0.80%             --            0.80%
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
BlackRock Aggressive Growth
  Portfolio..................    0.71%             --         0.05%          --       0.76%             --            0.76%

                                             DISTRIBUTION               ACQUIRED      TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                AND/OR                  FUND FEES    ANNUAL      WAIVER AND/OR      ANNUAL
                               MANAGEMENT   SERVICE(12B-1)    OTHER        AND      OPERATING       EXPENSE       OPERATING
                                  FEE            FEES        EXPENSES   EXPENSES*   EXPENSES     REIMBURSEMENT    EXPENSES**
                               ----------   --------------   --------   ---------   ---------   ---------------   ----------
BlackRock Bond Income
  Portfolio..................    0.38%             --         0.06%          --       0.44%           0.01%           0.43%(4)
BlackRock Diversified
  Portfolio..................    0.44%             --         0.06%          --       0.50%             --            0.50%
BlackRock Large Cap Value
  Portfolio..................    0.68%             --         0.06%          --       0.74%             --            0.74%
BlackRock Legacy Large Cap
  Growth Portfolio...........    0.73%             --         0.06%          --       0.79%             --            0.79%
BlackRock Money Market
  Portfolio..................    0.33%             --         0.07%          --       0.40%           0.01%           0.39%(5)
BlackRock Strategic Value
  Portfolio..................    0.82%             --         0.06%          --       0.88%             --            0.88%
Davis Venture Value
  Portfolio..................    0.69%             --         0.04%          --       0.73%             --            0.73%
FI Mid Cap Opportunities
  Portfolio..................    0.68%             --         0.05%          --       0.73%             --            0.73%
Harris Oakmark Focused Value
  Portfolio..................    0.72%             --         0.04%          --       0.76%             --            0.76%
Julius Baer International
  Stock Portfolio............    0.84%             --         0.12%          --       0.96%           0.04%           0.92%(6)
Lehman Brothers(R) Aggregate
  Bond Index Portfolio.......    0.25%             --         0.05%          --       0.30%           0.01%           0.29%(7)
MetLife Mid Cap Stock Index
  Portfolio..................    0.25%             --         0.07%        0.01%      0.33%           0.01%           0.32%(8)
MetLife Stock Index
  Portfolio..................    0.25%             --         0.04%          --       0.29%           0.01%           0.28%(8)
MFS(R)Total Return
  Portfolio..................    0.53%             --         0.05%          --       0.58%             --            0.58%
MFS(R)Value Portfolio........    0.72%             --         0.05%          --       0.77%           0.07%           0.70%(9)
Morgan Stanley EAFE(R) Index
  Portfolio..................    0.30%             --         0.12%        0.01%      0.43%           0.01%           0.42%(10)
Neuberger Berman Mid Cap
  Value Portfolio............    0.64%             --         0.05%          --       0.69%             --            0.69%
Russell 2000(R) Index
  Portfolio..................    0.25%             --         0.07%        0.01%      0.33%           0.01%           0.32%(8)
T. Rowe Price Large Cap
  Growth Portfolio...........    0.60%             --         0.07%          --       0.67%             --            0.67%
T. Rowe Price Small Cap
  Growth Portfolio...........    0.51%             --         0.08%          --       0.59%             --            0.59%
Western Asset Management U.S.
  Government Portfolio.......    0.49%             --         0.05%          --       0.54%             --            0.54%
RUSSELL INVESTMENT FUNDS
Aggressive Equity Fund.......    0.90%             --         0.24%          --       1.14%           0.08%           1.06%(11)
Core Bond Fund...............    0.55%             --         0.22%        0.01%      0.78%           0.07%           0.71%(11)
Multi-Style Equity Fund......    0.73%             --         0.15%          --       0.88%             --            0.88%(11)
Non-U.S. Fund................    0.90%             --         0.28%        0.01%      1.19%           0.03%           1.16%(11)
VAN ECK WORLDWIDE INSURANCE
  TRUST -- INITIAL CLASS
Worldwide Emerging Markets
  Fund.......................    1.00%             --         0.23%          --       1.23%             --            1.23%
Worldwide Hard Assets Fund...    1.00%             --         0.01%        0.01%      1.02%             --            1.02%

---------------

 * Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this prospectus supplement; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

 (1) JPMorgan Funds Management, Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 0.60% of the average daily net assets through 4/30/09.

 (2) JPMorgan Funds Management, Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses ) exceed 1.08% of the average daily net assets through 4/30/09.

 (3) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.

 (4) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.

 (5) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

 (6) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.

 (7) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

 (8) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

 (9) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

(10) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(11) The Fund's Manager has contractually agreed to waive, at least until April 28, 2009, a portion of its management fee, up to the full amount of that fee, and to then reimburse the Fund for all remaining expenses, after fee waivers, in order to prevent total operating expenses, excluding "Acquired Fund Fees and Expenses", from exceeding the following amounts of the Fund's average daily net assets on an annual basis: 1.05% for the Aggressive Equity Fund; 0.70% for the Core Bond Fund; 0.87% for the Multi-Style Equity Fund; and, 1.15% for the Non-U.S. Fund.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

     An investment adviser (other than our affiliate, MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser or its affiliates may make payments to us and/or certain affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Funds. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Fund prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.

     We and certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as limited liability companies.

Our owner interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Fund. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Charges and Deductions -- Annual Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)

     The American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund's 12b-1 Plan, if any, is described in more detail in each Fund's prospectus. (See also "Charges and Deductions -- Annual Fund Operating Expenses.") Any payments we receive pursuant to a Fund's 12b-1 Plan are paid to us or our Distributor. Payments under a Fund's 12b-1 Plan decrease the Fund's investment return.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for the services it provides in marketing the Funds' shares in connection with the Policies.

SELECTION OF THE FUNDS

     We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy Owners.

     WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

                                 POLICY RIGHTS

TRANSFERS

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the BlackRock Strategic Value Portfolio, Julius Baer International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth

Portfolio, MFS Research International Portfolio, Clarion Global Real Estate Portfolio, American Funds Global Small Capitalization Fund, JPMorgan Small Company Portfolio, Russell Aggressive Equity Fund, Russell Non-U.S. Fund, Van Eck Worldwide Emerging Markets Fund and Van Eck Worldwide Hard Assets Fund) and we monitor transfer activity in those Funds (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Monitored Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

     We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.

     Transfers made under the dollar cost averaging program or the portfolio rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Fund prospectuses for more details.

SEPARATE ACCOUNT CHARGES

     We will waive the following amount of the Mortality and Expense Risk
Charge: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Oppenheimer Capital Appreciation Portfolio, and that are in excess of 0.88% for the Division investing in the MFS Research International Portfolio.

                              FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, in particular, with respect to joint and last survivor life insurance policies. Nevertheless, we believe that the Policies should satisfy the applicable requirements. However, the rules are not entirely clear with respect to Policies issued on a substandard or guaranteed issue basis. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, the variable account investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

     1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary to the extent provided in under Section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

     2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

     In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

     Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

     Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

     3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

     Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

     5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

     6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax adviser.

     7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

     8. MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

     9. LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     10. WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     11. ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     12. CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

     13. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     14. GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

     15. ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

     16. PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     17. POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     18. FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

     19. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

MANAGEMENT

     The directors and executive officers of General American Life Insurance Company and their principal business experience are:

DIRECTORS OF GENERAL AMERICAN

NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Michael K. Farrell*                   Director of General American since 2003 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      2002.
James L. Lipscomb**                   Director of General American since 2002 and Executive
                                      Vice-President and General Counsel of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President and Deputy General Counsel 2001-2003 of
                                      Metropolitan Life.
William J. Mullaney**                 Director of NELICO since 2007 and President of
                                      Institutional Business at Metropolitan Life Insurance
                                      Company since 2007. Formerly President 2004-2007 of
                                      Metropolitan Property and Casualty.
Stanley J. Talbi**                    Director of General American since 2002 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      1974.
Michael J. Vietri****                 Director of NELICO since 2005 and Executive Vice President of Metropolitan Life Insurance Company since 2005.
                                      Formerly, Senior Vice President 1999-2004 of Metropolitan
                                      Life Insurance Company.
Lisa M. Weber**                       Chairman of the Board, President and Chief Executive
                                      Officer of General American since 2004 and President,
                                      Individual Business of Metropolitan Life Insurance Company
                                      since 2004; formerly, Director of General American since
                                      2000 and Senior Executive Vice President and Chief
                                      Administrative Officer 2001- 2004.
William J. Wheeler**                  Director of General American since 2002 and Executive Vice
                                      President and Chief Financial Officer of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President 1997-2003 of Metropolitan Life.

EXECUTIVE OFFICERS OF GENERAL AMERICAN OTHER THAN DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Joseph J. Prochaska, Jr.**            Executive Vice President and Chief Accounting Officer of
                                      NELICO since 2006 and Executive Vice President and Chief
                                      Accounting Officer of Metropolitan Life Insurance Company
                                      since 2006. Formerly Senior Vice President and Chief
                                      Accounting Officer 2004-2006 of NELICO and Senior Vice
                                      President and Chief Accounting Officer 2003-2006 of
                                      Metropolitan Life. Senior Vice President and Controller
                                      2000-2003 of Aon Corporation.

---------------
The principal business address:
   * Metropolitan Life, 10 Park Avenue, Morristown, NJ 07962
  ** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long
     Island City, NY 11101
 *** Metropolitan Life, 501 Boylston Street, Boston, MA 02116
**** Metropolitan Life, 177 South Commons Drive, Aurora, IL 60504

                                 VOTING RIGHTS

     Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

     The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

     The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion. The effect of this proportional voting is that a smaller number of Policy Owners may control the outcome of a vote.

     Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

     DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               LEGAL PROCEEDINGS

     In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC's order without admitting or denying the findings. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of each of the Divisions of General American Separate Account Eleven included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

     The consolidated financial statements of General American Life Insurance Company (the "Company") included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31,
2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.